SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [   ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                               DRYCLEAN USA, Inc.
                               ------------------
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     1) Title of each class of securities to which transaction applies:

     2)       Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)       Proposed maximum aggregate value of transaction:

     5)       Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

                               DRYCLEAN USA, INC.
                              290 N.E. 68TH STREET
                              MIAMI, FLORIDA 33138
                                 --------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 13, 2003

                                 --------------

                                                                  Miami, Florida
                                                                October 17, 2003
To the Stockholders of
DRYCLEAN USA, Inc.:

         NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Stockholders of DRYCLEAN USA, Inc., a Delaware corporation (the "Company"), will be held on Thursday, November 13, 2003, at 11:00 A.M., Eastern standard time, at the offices of the Company and the Company's subsidiary, Steiner-Atlantic Corp., 290 N.E. 68th Street, Miami, Florida, for the purpose of considering and acting upon the following matters:

         (1) The election of seven (7) directors to serve until the next annual meeting of stockholders and until the election and qualification of their respective successors; and

         (2) The transaction of such other business as may properly be brought before the meeting or any adjournments or postponements thereof.

         The Board of Directors has fixed the close of business on October 3, 2003 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.

                                  By Order of the Board of Directors,

                                          Lloyd Frank,
                                           Secretary

THE RETURN OF YOUR SIGNED PROXY AS PROMPTLY AS POSSIBLE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING. NO POSTAGE IS REQUIRED IF THE PROXY IS RETURNED IN THE ENCLOSED ENVELOPE AND MAILED IN THE UNITED STATES.

                               DRYCLEAN USA, INC.
                              290 N.E. 68TH STREET
                              MIAMI, FLORIDA 33138
                                ----------------

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 13, 2003
                                ----------------

                                  INTRODUCTION

         This Proxy Statement, to be mailed to stockholders on or about October 17, 2003, is furnished in connection with the solicitation by the Board of Directors of DRYCLEAN USA, Inc., a Delaware corporation (the "Company"), of proxies in the accompanying form (the "Proxy" or "Proxies") for use at the 2003 Annual Meeting of Stockholders of the Company (the "Meeting") to be held on Thursday, November 13, 2003, and at any adjournments or postponements thereof. The Meeting will be held at the place and time stated in the notice attached hereto.

         All Proxies properly and timely received will be voted in accordance with the specifications made thereon or, in the absence of any specification, for the election of all of the nominees named herein to serve as directors. Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time prior to the exercise of the powers conferred thereby by (i) notice in writing or by a later dated proxy received by the Company at 290 N.E. 68th Street, Miami, Florida 33138, Attention: President, or (ii) by voting in person at the Meeting.

         Only holders of record of the Company's Common Stock (the "Common Stock") as of the close of business on October 3, 2003 (the "Record Date") are entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof for which a new record date is not fixed. As of the close of business on the Record Date, there were issued and outstanding 6,996,450 shares of Common Stock. Stockholders whose Common Stock is held in "street name" (that is, whose shares are held by, and registered in the name of, a broker or other nominee) who wish to vote at the Meeting will need to obtain a proxy form from the institution that holds their shares and follow the voting instructions on that form.

         The presence, in person or represented by proxy, of a majority of the outstanding Common Stock will constitute a quorum for the transaction of business at the Meeting. Brokers that are members of the New York Stock Exchange have discretion to vote the shares of their clients that the broker holds in street name for its customers but as to which the broker has received no voting direction from the beneficial owner of the shares with respect to non-contested elections of directors and certain other matters. Brokers are, therefore, expected to vote such shares on the election of directors. If a broker, nominee or other fiduciary holding shares in "street name" votes some, but not all, of the shares held by it as record owned for one or more beneficial owner of shares on one or more matters, the shares not voted by it on a matter are called "broker non-votes." Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Meeting for determining the presence of a quorum.

         Each share of Common Stock held as of the Record Date is entitled to one vote on each matter to be acted upon at the Meeting. A plurality of the votes (that is, the seven persons receiving the highest number of affirmative votes) of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors will be required for the election of directors. While the Company knows of no matters other than the election of directors to be brought before the Meeting (see "Miscellaneous - Other Matters"), if any other matters are brought before the Meeting, under Delaware law approval thereof will require the affirmative vote of either a majority of the Common Stock present in person or represented by proxy at the Meeting and entitled to vote on the subject matter or a majority of all outstanding shares of Common Stock. Abstentions will have the effect of a negative vote on all such matters. Broker non-votes, which are considered not entitled to vote, will have no effect on the outcome of the vote on a matter requiring approval by a majority of those entitled to vote on the matter, but will have the effect of a negative vote on any matter requiring approval by a majority of all outstanding shares of Common Stock.

                         OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth information, as at September 30, 2003, with respect to the shares of Common Stock that are beneficially owned by (i) any person (including any "group," as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who is known to the Company to be the beneficial owner of more than five percent of the Company's outstanding Common Stock, (ii) the executive officers of the Company named in the Summary Compensation Table under the caption "Executive Compensation," below, (iii) each director and nominee to serve as a director of the Company and (iv) all executive officers and directors of the Company as a group:

                                     AMOUNT AND
                                     NATURE OF
                                     BENEFICIAL                  PERCENT
         BENEFICIAL OWNER           OWNERSHIP (1)              OF CLASS (2)
         ----------------           -------------              ------------

         William K. Steiner            2,290,977                   32.7%
         290 N.E. 68th Street
         Miami, FL  33138

         Michael S. Steiner            2,260,577                   32.3%
         290 N.E. 68th Street
         Miami, FL  33138

         Venerando J. Indelicato         304,937 (3)                4.4%

         David Blyer                      10,000 (4)                 *

         Lloyd Frank                      34,119 (5)                 *

         Alan M. Grunspan                 21,500 (6)                 *

         Stuart Wagner                    15,000 (7)                 *

         Executive officers and        4,937,110 (8)               70.2%
         directors as a group
         (7 persons)
---------------------------
Footnotes appear on the following page.

(1) Except as noted in the following footnotes, all beneficially owned shares are owned with sole voting and investment power.

(2)      Asterisk indicates less than one percent.

(3) Includes (a) 163,718 shares (2.3% of the Company's outstanding Common Stock) owned by Mr. Indelicato and his wife as co-trustees under his living trust under which the sole lifetime beneficiary is Mr. Indelicato and (b) 141,219 shares (2.0% of the Company's outstanding Common Stock) owned by Mr. Indelicato and his wife as co-trustees under the living trust of Mr. Indelicato's wife under which the sole lifetime beneficiary is Mr. Indelicato's wife. Mr. Indelicato disclaims beneficial ownership of the shares owned by his wife's living trust.

(4) Represents shares which are not outstanding but which are subject to issuance upon the exercise of a stock option that is presently exercisable in full.

(5) Includes (a) 21,494 shares owned by Mr. Frank's wife, as to which Mr. Frank disclaims beneficial ownership, and (b) 10,000 shares which are not outstanding but which are subject to issuance upon the exercise of a stock option that is presently exercisable in full.

(6) Includes 10,000 shares which are not outstanding but which are subject to issuance upon the exercise of a stock option that is presently exercisable in full.

(7) Represents (a) 5,000 shares owned by Mr. Wagner's wife, as to which Mr. Wagner disclaims beneficial ownership, and (b) 10,000 shares which are not outstanding but which are subject to issuance upon the exercise of a stock option that is presently exercisable in full.

(8) Includes (a) 26,494 shares owned by spouses of directors, as to which such directors disclaim beneficial ownership, and (b) 40,000 shares which are not outstanding but which are subject to issuance upon the exercise of stock options that are presently exercisable in full.

                              ELECTION OF DIRECTORS

         Unless otherwise directed, the persons named in the enclosed Proxy intend to cast all votes pursuant to Proxies received for the election of Messrs. Michael S. Steiner, William K. Steiner, Venerando J. Indelicato, David Blyer, Lloyd Frank, Alan M. Grunspan and Stuart Wagner (said persons being hereinafter referred to as the "nominees") as directors upon their nomination at the Meeting. Directors elected at the Meeting will serve until the next Annual Meeting of Stockholders and until their respective successors are elected and qualified. All nominees were elected by stockholders at the Company's 2002 Annual Meeting of Stockholders.

         In the event that any of the nominees should become unavailable to serve as a director for any reason, the holders of the Proxies have discretionary authority to vote for one or more alternate nominees who may be designated by the Board of Directors. The Company believes that all of the nominees are available to serve as directors.

BACKGROUND OF NOMINEES
----------------------

         Michael S. Steiner, 47, has been President, Chief Executive Officer and a director of the Company since the effectiveness of the merger of Steiner-Atlantic Corp. ("Steiner") with and into a subsidiary of the Company on November 1, 1998 (the "Merger") and President and Chief Executive Officer of Steiner since 1988.

         William K. Steiner, 73, has been Chairman of the Board and a director of the Company since the effectiveness of the Merger on November 1, 1998 and Chairman of the Board of Steiner since he founded Steiner in 1960.

         Venerando J. Indelicato, 70, was President of the Company from December 1967 until the effectiveness of the Merger on November 1, 1998 and since that time has been Treasurer and Chief Financial Officer of the Company. Mr. Indelicato has been a director of the Company since 1966.

         David Blyer, 43, has served as a director of the Company since the effectiveness of the Merger on November 1, 1998. Mr. Blyer was Chief Executive Officer and President of Vento Software, a developer of software for specialized business applications, from 1994, when he co-founded that company, until mid-2002, when it was sold to an unaffiliated third party. Since that time, Mr. Blyer has been an independent consultant.

         Lloyd Frank, 78, has been a director of the Company since 1977. Mr. Frank has been a member of the law firm of Jenkens & Gilchrist Parker Chapin LLP and its predecessor since 1977. The Company retained Jenkens & Gilchrist Parker Chapin LLP during the Company's last fiscal year and is retaining that firm during the Company's current fiscal year. Mr. Frank is also a director of Park Electrochemical Corp. and Volt Information Sciences, Inc.

         Alan M. Grunspan, 43, has served as a director of the Company since May 1999. Mr. Grunspan has been a member of the law firm of Kaufman Dickstein & Grunspan P.A. since 1991. The Company retained Kaufman Dickstein & Grunspan P.A. during the Company's last fiscal year and is retaining that firm during the Company's current fiscal year.

         Stuart Wagner, 71, has served as a director of the Company since the effectiveness of the Merger on November 1, 1998. Mr. Wagner has served as a consultant to Diversitech Corp., a manufacturer and distributor of HVAC products, since 1997. From 1975 to 1997, Mr. Wagner was President of Wagner Products Corp., a manufacturer and distributor of HVAC products, a company which he founded.

         Michael S. Steiner is the son of William K. Steiner. There are no other family relationships among any of the directors and executive officers of the Company. All directors serve until the next annual meeting of stockholders and until the election and qualification of their respective successors. All officers serve at the pleasure of the Board of Directors.

MEETINGS OF THE BOARD OF DIRECTORS

         During the Company's fiscal year ended June 30, 2003, its Board of Directors held four meetings. Each director attended each of the meetings of the Board of Directors and the committees on which he served that were held during that fiscal year.

         The Board of Directors has standing Audit and Compensation Committees. The Board does not have a standing Nominating Committee.

         The Board's Audit Committee consists of Alan M. Grunspan (Chairman), David Blyer and Stuart Wagner, each of whom meets the independence requirements for audit committee members under the listing standards of the American Stock Exchange, on which the Company's Common Stock is listed. The Audit Committee provides assistance to the Company's Board of Directors in fulfilling the Board's oversight responsibilities. The Audit Committee operates under a written charter adopted by the Board of Directors, which the Committee annually reviews, assesses and, with respect to which, if it deems it appropriate, recommends changes to the Board. A copy of the Audit Committee's charter was most recently published in the Company's proxy statement for its 2001 Annual Meeting of Stockholders. Under its charter, the Audit Committee serves as an independent and objective party to monitor the Company's financial reporting process and internal control system; reviews and appraises the audit efforts of the Company's independent auditors; and provides an open avenue of communication among the Company's independent auditors, financial and senior management and the Board. Among other things, the Audit Committee reviews the financial reports and other financial information provided by the Company to any governmental body and the public; the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board may from time to time adopt; and the Company's auditing, accounting and financial reporting processes generally. The Audit Committee also recommends to the Board the selection of the independent auditors for each fiscal year, confirms the independence of the independent auditors and approves the fees and other compensation to be paid to the independent auditors. A report of the Audit Committee appears under the caption "Audit Committee Report," below. The Audit Committee held four meetings during the year ended June 30, 2003.

         The members of the Compensation Committee are David Blyer, Lloyd Frank and Stuart Wagner. This Committee approves salaries of all executive officers, administers (including granting options under) the Company's employee stock option plans, approves changes in retirement plans and reviews the Company's other employee benefit arrangements. The Compensation Committee did not meet during the year ended June 30, 2003.

AUDIT COMMITTEE REPORT

         Management has the primary responsibility for the Company's financial reporting process, including its consolidated financial statements, while the Board is responsible for overseeing the Company's accounting, auditing and financial reporting practices and the Company's independent public accountants have the responsibility for the examination of the Company's annual consolidated financial statements, expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States and issuing a report thereon. In assisting the Board in fulfilling its oversight responsibility with respect to the Company's year ended June 30, 2003, the Audit
Committee:

o Reviewed and discussed the audited consolidated financial statements for the fiscal year ended June 30, 2003 with management and BDO Seidman, LLP ("BDO Seidman"), the Company's independent public accountants;

o Discussed with BDO Seidman the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

o Received the written disclosures and the letter from BDO Seidman regarding its independence as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Audit Committee also discussed BDO Seidman's independence with BDO Seidman and considered whether the provision of non-audit services rendered by BDO Seidman was compatible with maintaining its independence under Securities and Exchange Commission rules governing the independence of a company's outside auditors (see "Miscellaneous - Auditors").

         Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the Company's audited consolidated financial statements for the fiscal year ended June 30, 2003 be included in the Company's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission for that year.

                                                            Respectfully,

                                                            David Blyer
                                                            Alan M. Grunspan
                                                            Stuart Wagner

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth information concerning the compensation of Michael S. Steiner, the Company's only executive officer whose cash compensation exceeded $100,000 during the Company's fiscal year ended June 30, 2003 for services in all capacities to the Company during the Company's 2003, 2002 and 2001 fiscal years:

                                                                        Long-Term
                                         Annual Compensation           Compensation
      Name and                           -------------------           ------------              All Other
Principal Position                    Year               Salary          Options                Compensation(1)
-------------------                   ----               ------       -----------------         ---------------

Michael S. Steiner,                   2003            $250,000               --                    $1,000 (1)
President and Chief                   2002             225,000               --                       875
Executive Officer                     2001             175,000               --                       875

----------------------
(1) "All Other Compensation" for fiscal 2003 represents the Company's matching contribution in fiscal 2003 for Michael S. Steiner under the Company's Profit Sharing Plan pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended.

OPTION GRANTS AND EXERCISES IN LAST FISCAL YEAR AND YEAR-END VALUES

         No options were granted to, or exercised by, Michael S. Steiner during the Company's fiscal year ended June 30, 2003 nor were any options held by Mr. Steiner at June 30, 2003.

STANDARD REMUNERATION OF DIRECTORS

         Each non-employee director receives a fee of $5,000 per annum. The Chairman of the Audit Committee (presently Alan M. Grunspan) receives an additional fee of $5,000 per annum for services in that capacity. Directors are also reimbursed for out-of-pocket expenses incurred in connection with performing their duties. In the event that the Board of Directors holds more than four meetings during a fiscal year in addition to its annual meeting held on the date of the Annual Meeting of Stockholders, each director receives $750 for each such additional meeting such director attends.

         Pursuant to the Company's 1994 Non-Employee Director Stock Option Plan, each non-employee director of the Company serving on August 24, 1994 was granted an option to purchase 10,000 shares of the Company's Common Stock and each person who subsequently became or becomes a non-employee director is also granted, at the time of election to the Board, an option to purchase 10,000 shares of the Company's Common Stock at an exercise price equal to 100% of the fair market value of the Company's Common Stock on the date of grant. Each option is for a term of ten years and vests over a four-year period commencing one year after the date of grant (with vesting credit given for any service on the Board of Directors prior to the date of grant).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company leases warehouse and office space from William K. Steiner, a principal stockholder, Chairman of the Board of Directors and a director of the Company, under a lease which expires in October 2004. Annual rental under this lease is approximately $83,200.

                                  MISCELLANEOUS

AUDITORS

         BDO Seidman, LLP ("BDO Seidman") has acted as the Company's independent auditors since the Company's 1999 fiscal year. The 2003 Annual Report to Stockholders of the Company, including financial statements and report thereon of BDO Seidman, accompanies this Proxy Statement but is not incorporated in and is not to be deemed a part of this Proxy Statement. The Company's Audit Committee has selected BDO Seidman to act as auditors for the Company during the year ending June 30, 2004. The Audit Committee nevertheless retains the discretion to select different auditors should it then deem it in the Company's interests. Representatives of BDO Seidman are expected to be present at the Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions addressed by stockholders.

         Audit Fees

         Aggregate fees and expenses billed to the Company by BDO Seidman for its audit of the Company's annual financial statements for the year ended June 30, 2003 and for its reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB filed with the Securities and Exchange Commission for that year totaled $55,650.

         Financial Information Systems Design and Implementation Fees

         The Company did not engage BDO Seidman to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended June 30, 2003.

         All Other Fees

         Fees and expenses billed to the Company by BDO Seidman for services rendered during the Company's 2003 fiscal year for all other services rendered to the Company, comprising tax preparation services, totaled $5,000.

         In connection with the standards for independence of a company's independent public accountants promulgated by the Securities and Exchange Commission, the Audit Committee has considered whether the provision of such services is compatible with maintaining the independence of BDO Seidman.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act requires the Company's executive officers and directors, and persons who beneficially own more than 10% of the Company's Common Stock, to file initial reports of ownership, and reports of changes of ownership, of the Company's equity securities with the Securities and Exchange Commission and furnish copies of those reports to the Company. Based solely on a review of the copies of the reports furnished to the Company to date and written representations that no reports were required, the Company believes that all reports required to be filed by such persons with respect to the Company's fiscal year ended June 30, 2003 were timely filed.

STOCKHOLDER PROPOSALS

         From time to time stockholders may present proposals for consideration at a meeting of stockholders which may be proper subjects for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Stockholder proposals intended to be included in the Company's proxy statement and form of proxy relating to the Company's Annual Meeting of Stockholders presently scheduled to be held in November 2004 must be received by the Company at its principal executive offices, 290 N.E. 68th Street, Miami, Florida 33138, by June 19, 2004. Any such proposals, as well as any questions relating thereto, should be directed to the President of the Company. As to any proposals intended to be presented by a stockholder without inclusion in the Company's proxy statement and form of proxy for the Company's next Annual Meeting of Stockholders, the proxies named in the Company's form of proxy for that meeting will be entitled to exercise discretionary authority on that proposal unless the Company receives notice of the matter on or before September 2, 2004. However, even if such notice is timely received, such proxies may nevertheless be entitled to exercise discretionary authority on that matter to the extent permitted by Securities and Exchange Commission regulations.

ADDITIONAL INFORMATION

         The cost of solicitation of Proxies, including the cost of reimbursing banks and brokers for forwarding proxy soliciting material to their principals, will be borne by the Company. Proxies may be solicited without extra compensation by certain officers and regular employees of the Company by mail and, if determined to be necessary, by telephone, telecopy, telegraph or personal interviews.

OTHER MATTERS

         The Board of Directors does not intend to bring before the Meeting any matters other than those specifically described above and knows of no matters other than the foregoing to come before the Meeting. If any other matters or motions properly come before the Meeting, it is the intention of the persons named in the accompanying form of Proxy to vote such Proxy in accordance with their judgment on such matters or motions, including any matters dealing with the conduct of the Meeting.

                                      By Order of the Board of Directors,

                                             Lloyd Frank,
                                              Secretary

Dated:  October 17, 2003

                               DRYCLEAN USA. INC.
|X|   PLEASE MARK VOTES
      AS IN THIS EXAMPLE

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

          NOVEMBER 13, 2003

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Michael S. Steiner, Venerando J. Indelicato and Lloyd Frank, and each of them, proxies, with full power of substitution, to vote at the Annual Meeting of Stockholders of DRYCLEAN USA, Inc. to be held on Thursday, November 13, 2003 (including any adjournments or postponements thereof) according to the number of votes the undersigned might cast and with all powers the undersigned would possess if personally present, upon the matter specified hereon, as more fully described in the accompanying Notice of such meeting and Proxy Statement, receipt of which is hereby acknowledged, and with discretionary power upon such other business as may come before the meeting, hereby revoking any proxies heretofore given.


Election of Directors:

         MICHAEL S. STEINER, WILLIAM K. STEINER,                                         FOR             WITH-          FOR ALL
         VENERANDO J. INDELICATO, DAVID BLYER,                                                           HOLD           EXCEPT
         LLOYD FRANK, ALAN M. GRUNSPAN AND
         STUART WAGNER                                                                   | |              | |              | |

         INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY
         INDIVIDUAL NOMINEE(S), MARK "FOR ALL EXCEPT" AND WRITE THAT
         NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.


          Please be sure to sign and date              Date                            EACH PROPERLY  EXECUTED  PROXY WILL BE VOTED
            this Proxy in the box below                                          IN ACCORDANCE WITH THE SPECIFICATIONS MADE ABOVE.
                                                                                 IF NO SPECIFICATIONS ARE MADE, THE SHARES
                                                                                 REPRESENTED BY THIS PROXY WILL BE VOTED "FOR"
                                                                                 ALL LISTED NOMINEES.



           Stockholder sign above           Co-holder (if any) sign above
--------------------------------------------------------------------------------
   Detach above card, sign, date and mail in postage paid envelope provided.

                               DRYCLEAN USA, INC.

--------------------------------------------------------------------------------
     Please sign your name or names exactly as set forth hereon. When stock is in the name of more than one person, each such person should sign the proxy. When signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting. Proxies executed by corporations should be signed by a duly authorized officer.

     STOCKHOLDERS WHO DESIRE TO HAVE STOCK VOTED AT THE MEETING ARE REQUESTED TO FILL IN, DATE, SIGN AND RETURN THIS PROXY. NO POSTAGE IS REQUIRED IF RETURNED IN THE ENCLOSED ENVELOPE AND MAILED IN THE UNITED STATES.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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